Building America Invests to Transform 100-year-old Community Hospital into a Modern Health Campus using Union Labor AFL-CIO Housing Investment Trust’s subsidiary Building America CDE, Inc. allocated $15 million in New Markets Tax Credits (NMTC) to rehabilitate the 450,000-square-foot Public Health Campus on Cedar (PHCC). The $89.2 million renovation will transform PHCC into a modern integrated public health facility. The PHCC health and human service facility will include a federally qualified healthcare center and dental clinic, an inpatient pediatric crisis response and stabilization center, and several residential and non-residential social-service programs. It is anchored by a partnership of the region’s premier healthcare institutions, including the Hospital of the University of Pennsylvania (HUP), the flagship hospital of Penn Medicine, and the Children’s Hospital of Philadelphia (CHOP), the nation’s first hospital devoted exclusively to the care of children. The campus will provide high-quality, community-informed, patient-centered health care and social services.

PHCC will serve the populations of West and Southwest Philadelphia, which have experienced systemic poverty, unemployment, and poorer health outcomes, among other socioeconomic challenges. Primary goals for the new public health facility will focus on health equity and aim to provide the community with access to primary and behavioral health care, emergency services, acute care services, substance use treatment, and other social support services. The renovation of this medical facility is expected to create 329 construction jobs, over 1,100 permanent jobs with benefits, and serve 65,000 patients annually. The new upgraded facility will serve as an economic center and anchor for the community. Such an anchor creates indirect and induced jobs from suppliers and local businesses, reduces blight, and reduces crime. Public Health Management Corporation (PHMC), a nonprofit public health institute, is the medical services provider for PHCC. PHMC has served minority and underserved communities throughout the Greater Philadelphia region for over 50 years. The campus will provide patients with access to a variety of health programs through the Health Center on Cedar; Community Health Hub; West Haven Long-Term Structured Residence; Serenity Court Medical Respite & Visiting Nurse Association Inpatient Hospice Unit; HUP Emergency Department, Critical Care and Inpatient Services; and CHOP Inpatient Pediatric Behavioral Health Center. About Building America Building America CDE, Inc. was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $240 million of these tax credits since 2011. More information is available on Building America’s website, www.buildingamericacde.com. About the HIT The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from unionfriendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at the HIT’s website or by calling 202-331-8055. The prospectus should be read carefully before investing. Building America CDE, Inc. | 1227 25th Street NW, Suite 500, Washington, DC 20037

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